Retirement Plans	12 Months Ended
Dec. 31, 2012
Retirement Plans [Abstract]
Retirement Plans [Text Block]
Retirement Plans
The Company, through its subsidiaries, sponsors certain defined contribution benefit plans whereby it generally matches employee contributions up to 4% of base wages. Contributions to the plans for continuing operations totaled $8.3, $0.1, $9.1 and $9.5 for fiscal year 2012, the period December 22 to December 31, 2011, the period January 1 to December 21, 2011, and fiscal year 2010, respectively.
The Company has deferred compensation agreements with certain former officers. The present value of the cash benefits payable under these agreements was $6.7 and $6.9 at December 31, 2012 and 2011, respectively. Accretion expense recognized for these agreements was not significant.